UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 16, 2011

OXiGENE, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (IRS Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA (Address of principal executive offices)	94080 (Zip Code)
Registrant’s telephone number, including area code: (650) 635-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
OXiGENE Regains Compliance With NASDAQ Listing Requirements.
OXiGENE, Inc. today announced that it has received a letter from the NASDAQ Capital Market confirming that, with the appointment of Gerald McMahon, Ph.D. to the Company’s board of directors and audit committee, as detailed in the Company’s Form 8-K dated September 2, 2011, NASDAQ staff has determined that the Company complies with Listing Rules 5605(b)(1) and 5605(c)(2) requiring the Company to have a majority of independent directors on its board and at least three independent directors on its audit committee for continued listing on the NASDAQ Capital Market, and this matter is now closed.
The information contained in this Current Report on Form 8—K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc. (Registrant)
September 22, 2011	/s/ PETER J. LANGECKER, M.D., Ph.D.
(Date)	Peter J. Langecker, M.D., Ph.D.
CEO